Putnam
Health Sciences
Trust

SEMIANNUAL REPORT
February 28, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Morningstar, an independent mutual fund rating agency, awarded Putnam Health Sciences Trust's class A shares 4 out of a possible 5 stars for overall performance as of March 31, 1997, based on the fund's average annual returns for the 3-, 5-, and 10-year periods. This rating put the fund among 22.5% of equity funds rated.*

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

16 Financial statements

27 Results of February 6, 1997 shareholder meeting

*Morningstar ratings reflect risk-adjusted performance through 3/31/97 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. The 1 year rating is calculated using the same methodology, but it is not a component of the overall rating. For 3- and 5-year performance, the fund received 5 stars. There were 1919 and 601 funds rated. For the 1 year period the fund received 2 stars and was rated among 3048 equity funds. 10% of funds in an investment category receive 5 stars; 22.5% receive 4; 35% receive 3 stars. Performance of other share classes will vary. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

As more members of the baby-boom generation reach the half-century mark, virtually every sector of the health-care industry will increasingly feel the impact -- and the prognosis is mixed. Demand for drugs, medical supplies, and health-care services will continue to rise, sustaining business growth. At the same time, pressure is mounting to curb spiraling costs and trim spending on federal Medicare and Medicaid programs.

Mergers and takeovers will continue to alter the corporate landscape as health-care providers consolidate in the name of increased efficiency. A new round of debate on the future of health care is almost certain to be on the Congressional agenda this year and next.

Keeping up on these and other issues represents a major challenge for Putnam Health Sciences Trust's manager, Joanne Soja, as she picks and chooses among the myriad investment selections in an ever-changing health-care environment. Her report on the first half of fiscal 1997 and prospects for the months ahead makes informative reading for investors of all ages.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
April 16, 1997



Report from the Fund Manager
Joanne Soja

The performance of health-care stocks generally mirrored that of the overall U.S. equity market during the first half of Putnam Health Sciences Trust's fiscal year. Continuing a trend that began in fiscal 1996, the stocks of large, blue-chip companies significantly outperformed those of smaller growth companies. Fortunately the fund's ability to invest in companies of all sizes and across a variety of subsectors helped balance overall performance.

For the six months ended February 28, 1997, the fund's class A shares provided a total return of 18.03%, class B shares, 17.57%, and class M shares, 17.73%. The returns taking maximum sales charges into account were 11.25%, 12.57%, and 13.60%, respectively. For complete performance information, see pages 9 and 10 of this report.

Many of the health-care industry trends we witnessed in fiscal 1996 continued to affect the fund during the first half of fiscal 1997. Mergers and acquisitions, for example, helped boost the value of several holdings, while pharmaceutical stocks outperformed other sectors. Demographics continue to favor virtually every health-care sector, as the baby-boom generation -- now reaching 50 years of age -- is expected to keep drugs, medical supplies, and health-care services in strong demand. At the same time, the industry is challenged by increasing costs and the pressure on providers to contain them as well as by the potential impact of the federal government's efforts to reduce federal Medicare and Medicaid spending.

* PHARMACEUTICALS A LEADING SECTOR IN FISCAL '97

A number of drug companies contributed solid performance during the period. One of the fund's largest holdings, Eli Lilly & Co., is a good example of how innovative product development can boost a stock's performance. During the fourth quarter of calendar 1996, Lilly launched a new drug, Zyprexa, which has been described as the most promising of the current group of new schizophrenia drugs. Zyprexa treats the symptoms of schizophrenia with fewer side effects than older antipsychotic drugs. Like the company's best-selling antidepressant drug, Prozac, it is expected to have a positive impact on Lilly's earnings.

Strong sales of two other products also boosted Lilly's earnings for the fourth quarter of calendar 1996. Gemzar, a drug for pancreatic cancer, went on sale last May, and ReoPro, an anticlotting drug used in cardiac procedures, was introduced in 1995. Lilly has several other products in development that are expected to be highly successful, including Evista, a treatment for osteoporosis. While Lilly, along with other stocks discussed in this report, was viewed favorably as of February 28, 1997, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

Looking ahead, we believe there is still great potential in the pharmaceutical sector as new products are produced at a faster rate and the regulatory process accelerates. Indeed, the average number of new drugs and medical products introduced annually has nearly doubled in less than 10 years, while the approval time has been cut in half. We also expect the current economic environment of moderate growth and low inflation will continue to benefit the performance of drug company stocks.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals                  39.2%

Medical supplies and devices     27.6%

Biotechnology                     8.8%

Other healthcare services         7.9%

Managed services                  7.1%

Footnote reads:
*Based on net assets as of 2/28/97. Holdings will vary over time.



* MERGERS AND ACQUISITIONS BOOST VALUE OF SEVERAL HOLDINGS

After enduring some tough times, the fund's holdings in health maintenance organizations (HMOs) began to strengthen during the period. The performance of stocks in this sector had been weak because of low investor demand and the inability of the industry to control growing costs. We believe this sector will begin to rebound as HMOs make progress toward cost containment and look toward mergers and acquisitions to gain financial strength.

During the period, consolidation within the industry boosted the value of several key holdings. For example, the merger of Foundation Health Corp. with Health Systems International, Inc. will create one of the nation's largest HMOs, serving 5 million members in California and other states. Also benefiting the fund was Tenet Healthcare Corp.'s acquisition of Ornda Healthcorp., a rival hospital company, in October. As a result of the merger, Tenet, a current fund holding, is expected to have a more powerful role in the hospital company industry.

The portfolio was also strengthened by the anticipated merger of two companies in the fund's medical devices sector. Boston Scientific Corp., a developer and manufacturer of innovative medical devices, recently announced plans to acquire Target Therapeutics, Inc., which specializes in devices to treat stroke-related conditions of the brain. The announcement boosted the stock price of both companies, and the acquisition is expected to strengthen further Boston Scientific's competitive position.

* SMALL COMPANIES OFFER STRONG REWARD POTENTIAL

Despite a rather dismal period for small-company stocks, the fund did profit from some of its small-capitalization holdings. The stock of Biopsys Medical, Inc., for example, rose dramatically during the period. This medical technology company has received favorable exposure within the industry for its Mammotome system, which allows for the nonsurgical removal of breast tissue for biopsies. Another small-company stock that performed well during the period was Inhale Therapeutic Systems. The company develops devices for the pulmonary delivery -- or inhalation -- of drugs. The company recently entered into a collaborative agreement with Eli Lilly to develop a pulmonary delivery system for Lilly's osteoporosis drug.

TOP 10 HOLDINGS

Johnson & Johnson
Medical supplies and devices

Merck & Co., Inc.
Pharmaceuticals

Abbott Laboratories
Medical supplies and devices

Eli Lilly & Co.
Pharmaceuticals

Pfizer, In.
Pharmaceuticals

Smithkline Beecham (United Kingdom)
Pharmaceuticals

Medtronic, Inc.
Medicla supplies and devices

Warner-Lambert Co.
Pharmaceuticals

American Home Products Corp.
Pharmaceuticals

Schering-Plough Corp.
Pharmaceuticals

Footnote reads:
These holdings represent 42.9% of the fund's assets as of 2/28/97. Portfolio holdings will vary over time.

We believe some strong value opportunities are being created for small-company health-care stocks. The recent underperformance of the fund's small-cap holdings has generally been the result of market conditions rather than company fundamentals. We will continue to look to small-company stocks for their rapid growth potential, while balancing the fund's risk profile by investing in stocks of larger, more-established companies.

* INFORMATION SYSTEMS SECTOR IS DISAPPOINTING

One surprisingly weak area of the health-care industry has been information systems companies -- those that provide technological support, such as software, for health-care businesses. The health-care industry as a whole spends very little of its budget on information systems and we believe investors may not be ready to commit to this relatively new business. We believe this sector still holds enormous potential, but its recognition within the industry may take longer than anticipated.

* CAUTIOUS OPTIMISM MARKS OUTLOOK FOR REMAINDER OF FISCAL YEAR

As we look toward the second half of fiscal '97, we expect continued strength from the large, blue-chip companies. At the same time, we will seek opportunities among small-cap health-care stocks that we believe offer significant value. We're optimistic about the rate of U.S. economic growth, which appears likely to remain steady in the coming months. Regardless of the economic environment, we will continue to invest across a variety of health-care subsectors, seeking stocks with long-term growth potential.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 2/28/97, there is no guarantee the fund will continue to hold these securities in the future. Funds investing in a single sector may be subject to more volatility than funds investing in a diverse group of sectors.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Health Sciences Trust is designed for investors seeking capital appreciation through investments in the health sciences industries.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 2/28/97
                                Class A         Class B        Class M
(inception date)               (5/28/82)        (3/1/93)       (7/3/95)
                              NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months                    18.03%  11.25%  17.57%  12.57%  17.73%  13.60%
------------------------------------------------------------------------------
1 year                      15.41    8.78   14.51    9.51   14.83   10.81
------------------------------------------------------------------------------
5 years                     96.76   85.45      --      --      --      --
Annual average              14.50   13.15      --      --      --      --
------------------------------------------------------------------------------
10 years                   308.91  285.40      --      --      --      --
Annual average              15.12   14.44      --      --      --      --
------------------------------------------------------------------------------
Life of class                  --      --  122.07  119.07   54.87   49.46
Annual average                 --      --   22.07   21.66   30.15   27.39
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/97
                                      Standard & Poor's     Consumer
                                         500 Index        Price Index
------------------------------------------------------------------------------
6 months                                   22.52%             1.14%
------------------------------------------------------------------------------
1 year                                     26.15              2.71
------------------------------------------------------------------------------
5 years                                   118.51             14.79
Annual average                             16.92              2.80
------------------------------------------------------------------------------
10 years                                  275.83             42.56
Annual average                             14.15              3.61
------------------------------------------------------------------------------
Life of class B                            97.55             11.18
Annual average                             18.55              2.68
------------------------------------------------------------------------------
Life of class M                            50.65              4.33
Annual average                             27.86              2.58
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.



PRICE AND DISTRIBUTION INFORMATION
6 months ended 2/28/97
                              Class A      Class B      Class M
------------------------------------------------------------------------------
Distributions (number)            1             1             1
------------------------------------------------------------------------------
Income                         $0.085          --            --
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                       0.274        0.274         0.274
------------------------------------------------------------------------------
Short-term                      1.326        1.326         1.326
------------------------------------------------------------------------------
   Total                       $1.685       $1.600        $1.600
------------------------------------------------------------------------------
Share value:                NAV      POP      NAV      NAV      POP
------------------------------------------------------------------------------
08/31/96                 $43.67   $46.33   $42.94   $43.54   $45.12
------------------------------------------------------------------------------
02/28/97                  49.74    52.77    48.78    49.55    51.35
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 3/31/97
(most recent calendar quarter)
                                Class A         Class B         Class M
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                    3.98%   -2.00%    3.57%   -1.43%    3.71%   0.09%
------------------------------------------------------------------------------
1 year                      8.45     2.22     7.61     2.61     7.90    4.12
------------------------------------------------------------------------------
5 years                    95.45    84.23       --       --       --      --
Annual average             14.34    13.00       --       --       --      --
------------------------------------------------------------------------------
10 years                   287.56  265.28       --       --       --      --
Annual average              14.51   13.83       --       --       --      --
------------------------------------------------------------------------------
Life of class                  --      --   108.55   106.55    54.87   49.46
Annual average                 --      --    19.74    19.46    30.15   27.39
------------------------------------------------------------------------------

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Dow Jones Industrial Average* is an unmanaged list of 30 common stocks frequently used as a general measure of stock market performance. Its performance figures reflect changes of market prices and reinvestment of all distributions but are not adjusted for commissions or other costs.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Portfolio of investments owned
February 28, 1997 (Unaudited)


COMMON STOCKS (93.7%) *
NUMBER OF SHARES                                                                                    VALUE

Biotechnology (8.8%)
---------------------------------------------------------------------------------------------------------
       300,000   Aastrom Biosciences, Inc. +                                               $    2,100,000
       130,000   Affymetrix, Inc. +                                                             3,640,000
       500,000   Amgen, Inc. +                                                                 30,562,500
       246,500   Amylin Pharmaceuticals, Inc. +                                                 3,666,682
       185,000   Arris Pharmaceutical Corp. +                                                   2,428,125
       250,000   Biochem Pharmaceutical, Inc. +                                                13,250,000
       260,000   Biogen, Inc. +                                                                12,805,000
       200,000   Cambridge NeuroScience, Inc. +                                                 2,500,000
       100,000   Cell Genesys, Inc. +                                                             762,500
       174,000   CN Biosciences, Inc. +                                                         2,479,500
       260,000   CytoTherapeutics, Inc. +                                                       2,210,000
       234,000   Ergo Science Corp. +                                                           3,393,000
       232,500   Genentech, Inc.-Special Common +                                              12,816,563
       250,000   Genome Therapeutics Corp. +                                                    2,343,750
       270,000   Genzyme Corp. +                                                                6,952,500
       140,000   Guilford Pharmaceuticals, Inc. +                                               3,605,000
       160,000   IDEC Pharmaceuticals Corp. +                                                   3,980,000
       300,000   Immulogic Pharmaceutical Corp. +                                               1,650,000
       170,000   Immunex Corp. +                                                                4,802,500
       470,000   La Jolla Pharmaceutical Co. +                                                  2,408,750
       190,000   Ligand Pharmaceuticals, Inc. Class B +                                         2,303,750
       100,000   Magainin Pharmaceuticals, Inc. +                                                 812,500
       197,200   Martek Biosciences Corp. +                                                     3,944,000
       300,000   Medimmune, Inc. +                                                              4,350,000
       177,000   Microcide Pharmaceuticals, Inc. +                                              2,168,250
       130,000   Millennium Pharmaceuticals, Inc. +                                             2,177,500
       313,400   Neurocrine Biosciences, Inc. +                                                 3,604,100
       112,500   Neurogen Corp. +                                                               1,968,750
       435,000   NPS Pharmaceuticals Inc. +                                                     5,111,250
        80,000   SangStat Medical Corp. +                                                       2,560,000
       125,000   SIBIA Neurosciences, Inc. +                                                    1,046,875
       175,000   Synaptic Pharmaceutical Corp. +                                                2,450,000
       133,400   Vertex Pharmaceuticals, Inc. +                                                 6,169,750
       400,000   ViroPharma Inc. +                                                              5,250,000
       134,000   Virus Research Institute, Inc. +                                               1,072,000
                                                                                           --------------
                                                                                              163,345,095

Healthcare Information Systems (3.1%)
---------------------------------------------------------------------------------------------------------
       122,000   Apache Medical Systems Inc. +                                                    823,500
       283,000   Enterprise Systems, Inc. +                                                     7,358,000
        31,100   LanVision Systems, Inc. +                                                        206,038
       341,000   Medic Computer Systems, Inc. +                                                12,276,000
       600,000   Physicians Computer Network +                                                  4,800,000
       305,400   Shared Medical Systems Corp.                                                  16,682,475
        35,900   Sunquest Information Systems, Inc. +                                             448,750
       505,200   Vivra, Inc. +                                                                 15,029,700
                                                                                           --------------
                                                                                               57,624,463

Managed Services (7.1%)
---------------------------------------------------------------------------------------------------------
       277,300   Advanced Health Corp. +                                                        5,026,063
       100,000   Coventry Corp. +                                                                 731,250
        84,000   Express Scripts, Inc. Class A +                                                2,856,000
       180,000   Foundation Health Corp. +                                                      6,795,000
       300,000   HealthCare COMPARE Corp. +                                                    12,806,250
       400,000   Humana, Inc. +                                                                 7,850,000
       410,000   Mid Atlantic Medical Services, Inc. +                                          6,047,500
       214,500   Oxford Health Plans Inc. +                                                    11,958,375
       322,000   Pacificare Health Systems, Inc. Class B +                                     26,967,500
       198,000   Physicians Health Services, Inc. Class A +                                     3,811,500
       251,700   Trigon Healthcare, Inc.                                                        4,499,138
       790,000   United Healthcare Corp.                                                       39,401,250
        87,100   United Wisconsin Services, Inc.                                                2,319,038
                                                                                           --------------
                                                                                              131,068,864

Medical Supplies and Devices (27.6%)
---------------------------------------------------------------------------------------------------------
     1,630,000   Abbott Laboratories                                                           91,687,500
       150,000   Acuson Corp. +                                                                 4,162,500
       630,000   Allergan Inc.                                                                 21,420,000
       270,000   Arrow International, Inc.                                                      9,517,500
       300,000   ArthroCare Corp. +                                                             2,700,000
       200,000   ATS Medical, Inc. +                                                            1,400,000
        30,000   Autonomous Technologies Corp. +                                                  180,000
       271,600   AVECOR Cardiovascular, Inc. +                                                  3,462,900
       530,000   Bard (C.R.), Inc.                                                             14,508,750
       273,750   Baxter International, Inc.                                                    12,592,500
       230,000   Biomet, Inc.                                                                   3,507,500
       206,500   Biopsys Medical, Inc. +                                                        6,504,750
       151,000   Biosite Diagnostics Inc. +                                                     1,830,875
       340,145   Boston Scientific Corp. +                                                     22,534,606
       198,850   Chad Therapeutics, Inc. +                                                      2,535,338
       110,000   Collagen Corp.                                                                 2,200,000
        36,700   Conceptus. Inc. +                                                                467,925
       222,819   Delaware Global Technologies Corp. +                                           1,977,519
       132,500   Fischer Imaging Corp. +                                                          877,813
       300,000   Guidant Corp.                                                                 20,100,000
       320,000   Haemonetics Corp. +                                                            5,520,000
       300,000   Heartstream, Inc. +                                                            3,750,000
       230,000   Imagyn Medical, Inc. +                                                         1,696,250
     1,870,364   Johnson & Johnson                                                            107,779,726
     1,005,629   Medtronic, Inc.                                                               65,114,478
       390,000   Mentor Corp.                                                                   9,701,250
       250,000   Metra Biosystems, Inc. +                                                       1,281,250
       205,000   Molecular Devices Corp. +                                                      2,921,250
       540,800   Nellcor Puritan Bennett, Inc. +                                                9,396,400
       200,000   Neuromedical Systems, Inc. +                                                   1,575,000
       220,000   Orthofix International N.V. +                                                  1,622,500
       332,800   Orthologic Corp. +                                                             1,955,200
       130,000   Perkin-Elmer Corp.                                                             9,230,000
        78,000   Rochester Medical Corp. +                                                      1,326,000
       279,000   St. Jude Medical Inc. +                                                       11,020,500
       956,000   Stryker Corp.                                                                 27,724,000
       127,800   Trex Medical Corp. +                                                           1,613,475
       320,000   U.S. Surgical Corp.                                                           13,640,000
       425,000   Uroquest Medical Corp. +                                                       2,284,375
       320,000   Ventritex, Inc. +                                                              6,640,000
                                                                                           --------------
                                                                                              509,959,630

Other Health Care Services (7.9%)
---------------------------------------------------------------------------------------------------------
       200,000   American Oncology Resources, Inc. +                                            1,825,000
       102,000   Amerisource Health Corp. Class A +                                             5,138,250
       485,400   Applied Analytical Industries, Inc. +                                         12,135,000
       620,000   Beverly Enterprises, Inc. +                                                    8,912,500
       263,550   Cardinal Health, Inc.                                                         16,208,325
       179,984   Choice Hotels International, Inc. +                                            2,767,254
       300,000   ClinTrials Research Inc. +                                                     2,925,000
        75,500   Collaborative Clinical Research, Inc. +                                          622,875
       330,000   Health Care & Retirement Corp. +                                               8,951,250
       100,000   Health Management Assoc., Inc. +                                               2,650,000
       350,575   Health Management Systems, Inc. +                                              2,804,600
       300,000   Healthsouth Rehabilitation Corp. +                                            12,075,000
       300,000   IBAH, Inc. +                                                                   2,362,500
       180,000   Manor Care, Inc.                                                               4,792,500
       320,000   Medaphis Corp. +                                                               3,180,000
        35,850   National Surgery Centers, Inc. +                                               1,084,463
       238,200   OccuSystems, Inc. +                                                            5,597,700
       665,000   Owens & Minor, Inc. Holding Co.                                                6,816,250
       202,410   Pharmaceutical Product Development, Inc. +                                     4,756,635
       230,200   Quintiles Transnational Corp. +                                               15,049,325
       213,900   Quorum Health Group, Inc. +                                                    6,711,113
       260,000   Summit Medical Systems, Inc. +                                                 1,235,000
       120,000   Sunrise Assisted Living, Inc. +                                                3,360,000
       313,100   Tenet Healthcare Corp. +                                                       8,492,838
       135,600   Total Renal Care Holdings, Inc. +                                              4,729,050
        23,200   Transition Systems, Inc. +                                                       310,300
                                                                                           --------------
                                                                                              145,492,728

Pharmaceuticals (39.2%)
---------------------------------------------------------------------------------------------------------
       513,000   Alpharma, Inc. Class A                                                         6,861,375
       330,000   Alza Corp. +                                                                   9,363,750
       893,000   American Home Products Corp.                                                  57,152,000
       230,000   Aradigm Corp. +                                                                2,012,500
       350,000   Astra AB (Sweden)                                                             16,786,571
       279,400   Bayer AG ADR (Germany) +                                                      11,788,506
       220,000   Bristol-Myers Squibb Co.                                                      28,710,000
       396,920   Elan Corp. PLC ADR (Ireland) +                                                13,743,355
       125,000   GelTex Pharmaceuticals, Inc. +                                                 2,625,000
       200,000   ILEX Oncology Inc. +                                                           2,575,000
       200,400   Inhale Therapeutic Systems +                                                   3,957,900
     1,040,000   Lilly (Eli) & Co.                                                             90,870,000
     1,007,200   Merck & Co., Inc.                                                             92,662,400
       230,000   Mylan Laboratories, Inc.                                                       3,852,500
        27,266   Novartis AG Rights expiration date 3/12/97 (Switzerland) +                     1,728,387
        27,266   Novartis AG (Switzerland) +                                                   31,166,424
       965,000   Pfizer, Inc.                                                                  88,418,125
       825,000   Pharmacia & Upjohn, Inc.                                                      30,421,875
       200,000   R.P. Scherer Corp. +                                                          11,550,000
       101,000   Schering AG (Germany) +                                                        9,156,807
       680,000   Schering-Plough Corp.                                                         52,105,000
     1,190,000   Smithkline Beecham PLC ADR (United Kingdom)                                   88,357,500
       100,200   Synthelabo (France) +                                                         10,855,219
       700,000   Warner-Lambert Co.                                                            58,800,000
                                                                                           --------------
                                                                                              725,520,194
                                                                                           --------------
                 Total Common Stocks (cost $934,557,968)                                   $1,733,010,974

CONVERTIBLE BONDS AND NOTES (0.8%) *
PRINCIPAL AMOUNT                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
  $  1,400,000   North American Vaccine 144A cv. sub. notes 6 1/2s, 2003                   $    1,335,250
    10,000,000   Synetic, Inc. cv. sub. deb. 5s, 2007                                          10,000,000
     2,200,000   Ventritex, Inc. cv. sub. notes 5 3/4s, 2001                                    2,972,750
                                                                                           --------------
                 Total Convertible Bonds and Notes
                   (cost $13,625,000)                                                      $   14,308,000

SHORT-TERM INVESTMENTS (5.4%) *
PRINCIPAL AMOUNT                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
   $11,000,000   American Home Products Corp. effective yield of 5.27%,
                   March 26, 1997                                                          $   10,959,743
    25,000,000   Federal Home Loan Mortgage Corp. effective yield of 5.19%,
                   March 17, 1997                                                              24,942,333
    20,000,000   National Rural Utilities Cooperative Finance Corp. effective
                   yield of 5.25%, April 21, 1997                                              19,851,250
    43,738,000   Interest in $579,653,000 joint repurchase agreement dated
                   February 28, 1997 with UBS Securities due March 3, 1997
                   with respect to various U.S. Treasury obligations --
                   maturity value of $43,757,573 for an effective yield
                   of 5.37%                                                                    43,744,524
                                                                                           --------------
                 Total Short-Term Investments (cost $99,497,850)                           $   99,497,850
---------------------------------------------------------------------------------------------------------
                 Total Investments (cost $1,047,680,818) ***                               $1,846,816,824
---------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $1,849,764,129.

*** The aggregate identified cost on a tax basis is $1,047,680,818, resulting in gross unrealized appreciation and depreciation of $868,449,256 and $69,313,250 respectively, or net unrealized appreciation of $799,136,006.

+   Non-income-producing security.

    144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository
Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
February 28, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,047,680,818) (Note 1)                                            $1,846,816,824
---------------------------------------------------------------------------------------------------
Cash                                                                                            861
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                 2,497,733
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   10,767,557
---------------------------------------------------------------------------------------------------
Total assets                                                                          1,860,082,975

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          3,431,121
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                2,436,205
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              2,545,731
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  510,827
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 6,756
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  3,779
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      871,976
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      512,451
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        10,318,846
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,849,764,129

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $1,032,091,511
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                  (374,246)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                    18,910,858
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              799,136,006
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $1,849,764,129

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,440,002,757 divided by 28,952,239 shares)                                                $49.74
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $49.74)*                                      $52.77
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($395,892,632 divided by 8,116,009 shares)**                                                 $48.78
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($13,868,740 divided by 279,915 shares)                                                      $49.55
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $49.55)*                                      $51.35
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended February 28, 1997 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $78,565)                                             $  8,286,121
--------------------------------------------------------------------------------------------------
Interest                                                                                 2,344,744
--------------------------------------------------------------------------------------------------
Total investment income                                                                 10,630,865

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         4,914,586
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           1,200,353
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           23,492
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            11,224
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    1,601,255
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    1,615,725
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       39,797
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    123,187
--------------------------------------------------------------------------------------------------
Registration fees                                                                           57,922
--------------------------------------------------------------------------------------------------
Auditing                                                                                    37,423
--------------------------------------------------------------------------------------------------
Legal                                                                                        9,771
--------------------------------------------------------------------------------------------------
Postage                                                                                    515,872
--------------------------------------------------------------------------------------------------
Other                                                                                       56,078
--------------------------------------------------------------------------------------------------
Total expenses                                                                          10,206,685
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (157,134)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            10,049,551
--------------------------------------------------------------------------------------------------
Net investment income                                                                      581,314
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        39,821,865
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                           225,143,778
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                264,965,643
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $265,546,957
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                   Six months ended         Year ended
                                                                                        February 28          August 31
                                                                                               1997*              1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $      581,314     $    4,244,121
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                         39,821,865         37,691,811
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              225,143,778        209,775,087
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    265,546,957        251,711,019
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income
  Class A                                                                                (2,287,254)        (6,939,764)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                                                        --           (305,285)
----------------------------------------------------------------------------------------------------------------------
  Class M                                                                                        --             (6,787)
----------------------------------------------------------------------------------------------------------------------
From net realized gain on investments
  Class A                                                                               (43,054,189)       (23,696,924)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                                               (11,235,464)        (3,517,887)
----------------------------------------------------------------------------------------------------------------------
  Class M                                                                                  (360,240)           (43,157)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       191,385,876        189,432,991
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            399,995,686        406,634,206

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   1,449,768,443      1,043,134,237
----------------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income and undistributed
net investment income of $374,246 and
$1,331,694, respectively)                                                            $1,849,764,129     $1,449,768,443
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
                                    Six months
                                      ended
Per-share                          February 28
operating performance               (Unaudited)                                 Year ended August 31
-----------------------------------------------------------------------------------------------------------------------------------
                                          1997            1996            1995            1994            1993            1992
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $43.67          $36.21          $29.77          $24.40          $28.31          $31.29
-----------------------------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                      .05(d)          .19             .23             .30             .26             .12
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                7.71            8.46            6.99            5.36           (1.82)           (.35)
-----------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                     7.76            8.65            7.22            5.66           (1.56)           (.23)
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
From net
investment income                         (.09)           (.27)           (.26)           (.24)           (.13)           (.27)
-----------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           (1.60)           (.92)           (.52)           (.05)          (2.22)          (2.48)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                      (1.69)          (1.19)           (.78)           (.29)          (2.35)          (2.75)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $49.74          $43.67          $36.21          $29.77          $24.40          $28.31
-----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                18.03*          24.12           24.81           23.38           (6.45)          (1.12)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $1,440,003      $1,166,794        $929,484        $789,598        $764,443        $970,412
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                  .55*           1.10            1.12            1.12            1.13            1.20
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  .11*            .43             .70             .96             .91             .61
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    7.94*          10.55           19.51           23.18           45.46           42.12
-----------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                           $.0550          $.0718
-----------------------------------------------------------------------------------------------------------------------------------

   + Commencement of operations.

   * Not annualized.

 (a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

 (b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter, include amounts paid through expense offset arrangements.
     Prior period ratios exclude these amounts. (Note 2)

 (c) Average commission rate paid on security trades is required on security trades for fiscal periods beginning on or after September 1, 1995.

 (d) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
                                  Six months
                                     ended                                                                     For the period
Per-share                         February 28                                                                  March 1, 1993+
operating performance             (Unaudited)                          Year ended August 31                     to August 31
-----------------------------------------------------------------------------------------------------------------------------------
                                         1997                1996                1995                1994                1993
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $42.94              $35.72              $29.47              $24.28              $24.02
-----------------------------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                    (.12)(d)            (.13)(d)             .11                 .10                 .05(d)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               7.56                8.35                6.78                5.33                 .21
-----------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    7.44                8.22                6.89                5.43                 .26
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
From net
investment income                          --                (.08)               (.12)               (.19)                 --
-----------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (1.60)               (.92)               (.52)               (.05)                 --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                     (1.60)              (1.00)               (.64)               (.24)                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $48.78              $42.94              $35.72              $29.47              $24.28
-----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)               17.57*              23.19               23.83               22.49               (1.08)*
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $395,893            $273,243            $113,329             $55,424             $18,455
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                 .93*               1.85                1.88                1.87                 .96*
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                (.26)*              (.31)               (.05)                .24                 .21*
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   7.94*              10.55               19.51               23.18               45.46
-----------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                          $.0550              $.0718
-----------------------------------------------------------------------------------------------------------------------------------

   + Commencement of operations.

   * Not annualized.

 (a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

 (b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter, include amounts paid through expense offset arrangements.
     Prior period ratios exclude these amounts. (Note 2)

 (c) Average commission rate paid on security trades is required on security trades for fiscal periods beginning on or after September 1, 1995.

 (d) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Six months
                                                                         ended                Year      For the period
Per-share                                                          February 28               ended       July 3, 1995+
operating performance                                              (Unaudited)           August 31        to August 31
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          1997                1996                1995
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                     $43.54              $36.17              $33.96
-----------------------------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     (.06)(d)            (.02)(d)            (.02)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                7.67                8.46                2.23
-----------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                     7.61                8.44                2.21
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                           --                (.15)                 --
-----------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                           (1.60)               (.92)                 --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (1.60)              (1.07)                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                           $49.55              $43.54              $36.17
-----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                17.73*              23.51                6.51*
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                         $13,869              $9,732                $321
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                  .80 *              1.61                 .30*
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                 (.13)*              (.05)               (.02)*
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                    7.94*              10.55               19.51
-----------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                                           $.0550              $.0718
-----------------------------------------------------------------------------------------------------------------------------------

+    Commencement of operations.

   * Not annualized.

 (a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

 (b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter, include amounts paid through expense offset arrangements.
     Prior period ratios exclude these amounts. (Note 2)

 (c) Average commission rate paid on security trades is required on security trades for fiscal periods beginning on or after September 1, 1995.

 (d) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.




Notes to financial statements
February 28, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Health Sciences Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in the common stocks of companies in the health sciences industries.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75 %. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or if no sales are reported--as in the case of some securities traded over-the-counter--the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% of any amount over $21.5 billion. Prior to December 20, 1996, any amount over $1.5 billion was based on 0.50%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended February 28, 1997, fund expenses were reduced by $157,134 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $2,130 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended February 28, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $322,745 and $11,999 from the sale of class A and class M shares, respectively and $239,961 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended February 28, 1997, Putnam Mutual Funds Corp., acting as underwriter received $2,216 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended February 28, 1997, purchases and sales of investment securities other than short-term investments aggregated $232,766,214 and $122,827,235, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At February 28, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended
                                        February 28, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       7,984,112     $380,323,218
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       783,971       36,470,379
------------------------------------------------------------
                                  8,768,083      416,793,597

Shares
repurchased                      (6,535,872)    (310,554,430)
------------------------------------------------------------
Net increase                      2,232,211     $106,239,167
------------------------------------------------------------

                                            Year ended
                                         August 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      13,918,363     $599,209,089
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       595,488       24,385,358
------------------------------------------------------------
                                 14,513,851      623,594,447

Shares
repurchased                     (13,463,980)    (579,395,669)
------------------------------------------------------------
Net increase                      1,049,871      $44,198,778
------------------------------------------------------------

                                         Six months ended
                                        February 28, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,766,779     $129,520,949
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       196,898        8,996,274
------------------------------------------------------------
                                  2,963,677      138,517,223

Shares
repurchased                      (1,211,428)     (56,167,063)
------------------------------------------------------------
Net increase                      1,752,249      $82,350,160
------------------------------------------------------------

                                            Year ended
                                         August 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,867,835     $249,843,040
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        77,198        3,124,835
------------------------------------------------------------
                                  5,945,033      252,967,875

Shares
repurchased                      (2,754,090)    (117,038,817)
------------------------------------------------------------
Net increase                      3,190,943     $135,929,058
------------------------------------------------------------

                                        Six months ended
                                       February 28, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         130,288       $6,165,521
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         6,631          307,628
------------------------------------------------------------
                                    136,919        6,473,149

Shares repurchased                  (80,547)      (3,676,600)
------------------------------------------------------------
Net increase                         56,372       $2,796,549
------------------------------------------------------------

                                            Year ended
                                         August 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         317,824      $13,735,757
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         1,093           44,599
------------------------------------------------------------
                                    318,917       13,780,356

Shares repurchased                 (104,244)      (4,475,201)
------------------------------------------------------------
Net increase                        214,673       $9,305,155
------------------------------------------------------------



Note 5
Transactions with
Certain Companies

Transactions during the period with companies in which the fund owns at least 5% of the voting securities were as follows:

                              Purchase         Sales   Dividend    Market
                                  cost          cost     Income     Value
-------------------------------------------------------------------------
Rightchoice Managed Care, Inc.     $--    $2,433,544        $--       $--



Results of February 6, 1997 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on February 6, 1997. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                       Votes
                                  Votes for         withheld
Jameson Adkins Baxter            18,088,746          490,137
Hans H. Estin                    18,090,080          488,803
John A. Hill                     18,100,040          478,843
R.J. Jackson                     18,091,698          487,185
Elizabeth T. Kennan              18,079,621          499,262
Lawrence J. Lasser               18,084,804          494,079
Robert E. Patterson              18,097,206          481,677
Donald S. Perkins                18,087,261          491,622
William F. Pounds                18,094,185          484,698
George Putnam                    18,088,224          490,659
George Putnam, III               18,085,170          493,713
A.J.C. Smith                     18,095,516          483,367
W. Nicholas Thorndike            18,077,450          501,433

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 17,668,119 votes for, and 214,357 votes against, with 696,407 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification was approved as follows: 16,084,975 votes for, and 1,179,661 votes against, with 1,314,247 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows:
15,334,933 votes for, and 1,674,523 votes against, with 1,569,427 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans was approved as follows: 14,495,235 votes for, and 2,587,997 votes against, with 1,495,651 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows: 14,866,618 votes for, and 2,300,967 votes against, with 1,411,298 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows: 15,570,938 votes for, and 1,481,882 votes against, with 1,526,063 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities was approved as follows: 14,506,646 votes for, and 2,580,294 votes against, with 1,491,943 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 14,921,196 votes for, and 2,029,931 votes against, with 1,627,756 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 14,196,115 votes for, and 2,774,620 votes against, with 1,608,148 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 14,256,936 votes for, and 2,696,848 votes against, with 1,625,099 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to pledging assets was approved as follows: 14,215,460 votes for, and 2,709,978 votes against, with 1,653,445 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows:
14,478,293 votes for, and 2,425,109 votes against, with 1,675,481 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas an mineral interests was approved as follows: 14,772,065 votes for, and 2,357,702 votes against, with 1,449,116 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investing to gain control of a company's management was approved as follows: 14,860,299 votes for, and 2,135,870 votes against, with 1,582,714 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in other investment companies was approved as follows:
14,956,095 votes for, and 2,036,192 votes against, with 1,586,596 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

               * Formerly Natural Resources Fund

               + Formerly Overseas Growth Fund

   [DBL. DAGGER] Formerly OTC Emerging Growth Fund

  [SECTION MARK] Not available in all states.

              ** Relative to above.

              ++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies.
                 Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Carol C. McMullen
Vice President

Joanne Soja
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Health Sciences Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

32133-021/335/2AB   4/97